                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 2002


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         2-98277C                                    38-3262264
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS

         On June 4, 2002, the Registrant issued a press release announcing that Craig B. Parr was elected to the Board at a meeting of the Board of Directors held on June 3, 2002. A copy of the press release is attached as an exhibit to this report. Mr. Parr is also the newly appointed Director of Operations for the Registrant's recently announced Vehicle Cargo Management Systems Initiative.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.            Description of Exhibits

         99.1 Press Release Dated June 4, 2002 announcing election of Craig B. Parr to the Board of Directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SPORTS RESORTS INTERNATIONAL, INC



Date:  June 18, 2002
                              By: /s/ Gregory T. Strzynski
                                 ----------------------------
                                  Gregory T. Strzynski
                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.             Description of Exhibits

99.1 Press Release Dated June 4, 2002 announcing election of Craig B. Parr to the Board of Directors.